Halozyme
Therapeutics, Inc.

Focus on Enhanced and Innovative Recombinant Human Enzymes

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. All statements made in this presentation that are not statements of historical fact constitute forward-looking statements. The matters referred to in forward-looking statements could be affected by the risks and uncertainties of the Company's business. Such risks inherent to the Company's business will be described in the Company's filings, when they occur, with the Securities and Exchange Commission, as well as in its press releases. The Company's actual results may differ materially from those expressed in or indicated by such forward-looking statements.

Company Highlights

Halozyme Therapeutics, Inc.

- **Versatile human synthetic enzyme** (rHuPH20) targeting multiple validated therapeutic markets as a medical device, drug enhancement agent, and therapeutic biologic

- **Product-focused biotechnology company** with efficient, scalable manufacturing process and two near-term clinical product launches
  - 510(k) filing and clearance in 4Q04 for Cumulase™
  - NDA filing in 1Q05 for Enhanze™ SC

- **Robust pipeline** with a wide range of therapeutic indications in infertility (Cumulase™), ophthalmology (Enhanze™ SC), and oncology (Chemophase™)

- **Well-protected IP** with 6 issued and 4 pending U.S. and worldwide patents extending until 2024

- **Capital-efficient business model** that combines a near-term commercialization strategy with a higher growth, breakthrough cancer product opportunity

- **Experienced management team** bolstered by world-class advisors

The Right Team In Place

Halozyme Therapeutics, Inc.

Management Team

Jonathan Lim, MD, President & Chief Executive Officer	Physician; former McKinsey consultant; Harvard/NIH Postdoc Fellow; Cornell Med Ctr.; Stanford MS, McGill MD, Harvard MPH
Gregory Frost, PhD, VP & Chief Scientific Officer	UCSF, SKCC, Registered USPTO; 10+ yrs research experience with Halozyme's hyaluronidase technology; UCSF PhD
David Ramsay, VP & Chief Financial Officer	CFO at Lathian; VP/Treasurer ICN; ARCO; Deloitte & Touche CPA; Wharton MBA
Don Kennard, VP of Regulatory Affairs & Quality Assurance	30 yrs. industry experience with product approvals across pharma, biologics, devices, and diagnostics: Quidel; Nobel Biocare 10 years; Allergan 10 years; B. Braun
Carolyn Rynard, PhD, VP of Product Development & Manufacturing	20 yrs. industry exp: Medinox; Amylin 8+ years; Baxter; DuPont; Stanford PhD
Mark Wilson, VP of Business Development	15 yrs. industry exp: Pfizer; Agouron; Gensia; Hybritech; UCLA MBA
Lou Bookbinder, PhD, Director of Biochemistry	15 yrs. industry exp: Scripps; SKCC; Tera; Favrille; UCSD PhD

World-Class Advisors

Halozyme Therapeutics, Inc.

Outside Board Members	Ira M. Lechner, Chairman	Chairman of the Board, Sidney Kimmel Cancer Ctr.
	Edward L. Mercaldo, Director	Bank of Montreal, Bankers Trust Company of NY; Gordon Capital; First Marathon Securities
	John S. Patton, PhD, Director	Co-founder and Chief Scientific Officer, Inhale (now Nektar Therapeutics); Genentech
Scientific and Clinical Advisory Board	Drug delivery	
	John S. Patton, PhD	See above
	Biologics development	
	H. Michael Shepard, PhD	Genentech, Canji, Schering, New Biotics
	Pathology/enzymology	
	Thomas S. Edgington, MD	Professor TSRI; Member, National Academy of Sciences; Founder of Corvas International
	Ophthalmology	
	Scott Greenbaum, MD	Past president Ophthalmic Anesthesia Society; Inventor of Greenbaum Anesthesia Cannula
	Herbert Kaufman, MD	Director, LSU Eye Center
	William Freeman, MD	Co-Chief, UCSD Shiley Eye Center Retina Division
	William L. Basuk, MD	Ophthalmologist
	In vitro fertilization	
	Barry Behr, PhD	Lab Director-Stanford IVF
	Lucinda Veeck, MLT, DSc	Lab Director-Cornell IVF

Technology Background

Halozyme Therapeutics, Inc.

Therapeutic target for recombinant human hyaluronidase (rHuPH20)

- Hyaluronic acid (HA) is a space-filling "cement"-like substance that is a major component of tissues throughout the body (e.g., skin, cartilage)
- It is sometimes necessary to break down the cement to promote healthy body functions
- rHuPH20 is a naturally occurring enzyme that digests HA to temporarily break down the cement and therefore can be used for a wide variety of applications



Hyaluronic Acid (HA)


N-Acetyl Glucosamine
Glucuronic Acid
+ Hyaluronidase

Wyeth's Slaughterhouse Enzyme

Halozyme Therapeutics, Inc.

Wydase®
(hyaluronidase)

Human Synthetic vs. Animal Enzyme

Halozyme Therapeutics, Inc.

Animal PH20 has many shortcomings . . .	. . . Halozyme's rHuPH20 addresses all of these
Impure Crude animal testes preparations contain animal pathogen transmission risks Animal preparations also contain other contaminants that limit efficacy and/or create safety concerns	**Pure** Human preparation eliminates animal pathogen risk Highly purified synthetic version is free of contaminants and improves results in multiple applications
Animal immunogenicity Allergic reactions to animal (i.e., bovine, ovine) enzymes limit repeat administration	**No animal immunogenicity** Human synthetic enzyme eliminates animal immunogenicity enabling repeat administration (permits access to chronic care markets)
Inefficient Slaughterhouse manufacturing process is highly inefficient	**Efficient** Genetic engineering results in excellent yields of purified material

Existing Slaughterhouse Hyaluronidase Enzymes Are Crude Extracts

Problems	100 U/lane PH20 Hyaluronidases

- Existing commercial enzymes extracted from cattle testes (typically <1-5% pure)
- Extracted from organ with highest levels of protein implicated in development of mad cow disease (BSE, vCJD)
- Crude extracts may also cause allergic reactions to animal proteins


Human
Bovine
Ovine

Halozyme's solution is free of contaminants

Wydase Required Allergy Test Prior to Use

.W

Wydase®

(hyaluronidase)

LABORATORY TESTS

A preliminary skin test for sensitivity to hyaluronidase should be performed with an intradermal injection of approximately 0.02 mL of the solution. A positive reaction consists of a wheal with pseudopods appearing within five minutes and persisting for 20 to 30 minutes and accompanied by localized itching. Transient vasodilation at the site of the test, i.e., erythema, is not a positive reaction.

white, odorless, amorphous solid and is to be reconstituted with Sodium Chloride Injection, USP, before use, usually in the proportion of one mL per 150 USP units of hyaluronidase (Wydase Lyophilized).

Each vial of 1,500 USP units contains 1.0 mg thimerosal (mercury derivative), added as a preservative, and 13.3 mg lactose. Each vial of 150 USP units contains 0.075 mg thimerosal (mercury derivative), added as a preservative, and 2.66 mg lactose.

WYDASE STABILIZED SOLUTION

A hyaluronidase injection solution ready for use, colorless and odorless, containing 150 USP units of hyaluronidase per mL with 8.5 mg sodium chloride, 1 mg edetate disodium, 0.4 mg calcium chloride, monobasic sodium phosphate buffer, and not more than 0.1 mg thimerosal (mercury derivative).

The USP and the NF hyaluronidase units are the equivalent to the turbidity-reducing (TR) unit and to the International Unit.

Efficient, Scalable Manufacturing Process

Halozyme Therapeutics, Inc.

INTERNAL:
- Up and downstream processing
- Formulation, stability, and assay validation

2L reactor

EXTERNAL:
- Master cell banking
- Manufacturing
- QA/QC, fill finish


DEC 8 2002

22.5L reactor

100L reactor







Microgram/vial dose translates to attractive cost of goods

Rich Product Pipeline

Product	Target indication(s)	Key milestones
Cumulase™	Infertility	• 510(k), 4Q04 • Licensing deals, 1H04
Enhanze™ SC	Ophthalmology, neonatology, critical care, etc.	• NDA, 1Q05 • Licensing deal, 3Q04
Chemophase™	Oncology	• IND, 1H05 • Ph I/II, 2005
HTI-101	Inflammation, lysosomal storage disorders	
HTI-201	Inflammation, oncology	
HTI-401	Neurology, wound healing	

Development status


Research
Pre-clinical
Phase 1 & 2
Phase 3
Pre-510k/ NDA
On market

Cumulase™: Enzyme Is Essential Component Of Process

Halozyme Therapeutics, Inc.

PH20: Used to retrieve oocyte from cumulus during IVF/ART


A.
Cumulus
oocyte
B.
+PH20
Oocyte after removal of cumulus
C.
C
Intracytoplasmic sperm injection (ICSI)
D.
Healthy Blastocyst ready for implantation

Market Opportunity for Near-term Pipeline: Cumulase™

Halozyme Therapeutics, Inc.

Cumulase™ – IVF market opportunity



Estimated Assisted Reproductive Technology cycles
(Thousands)
Total = 495
Total = 760
CAGR = 11%
U.S.
EU/Asia
100
395
155
605
2000 Actual
2004 Projected
Standard IVF
55
100
ICSI (U.S.)*
Standard IVF
210
395
ICSI (EU/Asia)*
Addressable market
Cumulase™ addresses IVF market of nearly 500,000 ICSI cycles worldwide in 2004

* Assumes 65% of ART cycles use ICSI (intracytoplasmic sperm injection), which requires PH20

Note: Numbers have been rounded

Source: Clinician interviews; CDC Annual ART Success Survey 1996-2000; ART in Europe, 2000 – Fourth ESHRE report; company analysis

Enhanze™ SC Initial Well-Validated Target: Ophthalmic Regional Anesthesia

Halozyme Therapeutics, Inc.

Enhanze™ SC, the first product in Halozyme's Enhanze Technology portfolio, is a low unit, fast-acting local formulation used for anesthesia diffusion enhancement for ophthalmic surgery, among other diverse indications

- More than 50 years clinical validation from Wyeth's Wydase®*
- High demand among ophthalmologists, inadequately addressed by compounding pharmacies
- Wydase® placed on FDA's drug shortage list for this indication
- Superior product to replace slaughterhouse-derived extracts
- 100X higher potency than Wydase
- NDA filing expected by end of 1st quarter of 2005

* Product used for DESI review indications (i.e., for use as an adjuvant to increase the absorption and dispersion of other injected drugs, for hypodermoclysis, and as an adjunct in subcutaneous urography for improving the resorption of radiopaque agents). Pulled from market in 2001 due to manufacturing concerns

Enhanze™ SC for Ophthalmic Regional Anesthesia

Halozyme Therapeutics, Inc.



Lidocaine
Bupivacaine
+ Enhanze SC

Enhanze™ SC for Ophthalmic Regional Anesthesia

Halozyme Therapeutics, Inc.


Complete akinesia:
Proceed with
surgery

Enhanze SC Facilitates Delivery of Other Drugs Up To 200nm in Diameter



Synthetic Drugs
Gene Therapy
Mammalian Cells
Kineret, Epogen , Intron A,
Leukine , Neupogen Proleukin,
Procrit Aranesp, Betaseron,
Humatrope, Humulin Infergen
Enbril ,Herceptin, Rituxan
Retrovirus
Adenovirus
Bacteria
TRYPAN BLUE
ALBUMIN
0.05 Micron BEAD
0.2 Micron BEAD
0.8 Micron BEAD

Enhanze™ SC In Vivo Demonstration: Reduced Tissue Distortion
(Continued)

Saline + rHuPH20



Saline

Market Opportunity for Near-term Product: Enhanze SC for Regional Ophthalmic Anesthesia

Halozyme Therapeutics, Inc.

Optiphase™ market opportunity



Estimated cataract surgery procedures (Millions)
Total = 13.0
CAGR = 3%
Total = 14.7
U.S.
2.9
3.3
EU/Asia
10.1
11.4
2001 Actual
2005 Projected
Topical anesthesia
1.8
1.5
Local anesthesia (U.S.)*
Topical anesthesia
6.2
5.2
Local anesthesia (EU/Asia)**
Addressable market

Enhanze SC addresses market for 6.4 million regional ophthalmic anesthesia procedures worldwide in 2004

* Assumes 45% of cataract surgery procedures use local anesthesia, which involves hyaluronidase
Note: Numbers have been rounded
Source: Clinician interviews; Medtech Insight, 2002; MarketScope, 2001; company analysis

Initial Enhanze™ IV Product Has Well-Validated Target: Oncology

Halozyme Therapeutics, Inc.

Chemophase™ is a novel chemoadjuvant for treatment of multiple solid tumor types

- Enhances delivery of systemically administered chemotherapy in patients with chemo-resistant tumors
- Applicable to various solid tumor malignancies (e.g., breast, head and neck) that accumulate hyaluronic acid
- High dose, intravenous formulation for oncology
- Novel compound may renew response to chemotherapy regimens and potentially increase survival
- IND anticipated early 2005

Many Solid Tumors are Chemo-resistant Because Chemotherapy Unable to Reach Tumor Cells

Halozyme Therapeutics, Inc.



Chemotherapy agent

- Barriers to transport of chemotherapeutics vascular network insufficient
- High interstitial fluid pressure impedes penetration and transport through tumor interstitium

Diffusion therefore is rate-limiting factor for tumor chemo-availability—and unfortunately is extremely slow

Chemophase™ Can be Used to Greatly Enhance Effectiveness of Chemotherapy Agents

Halozyme Therapeutics, Inc.


Chemotherapy agent
Chemophase

Chemophase increases tumor bioavailability in chemoresistant solid tumors

Halozyme Therapeutics, Inc.

External Clinical Studies of Bovine IV PH20 Yield Promising Results in Multiple Solid Tumors

Results achieved in chemoresistant patients after the addition of hyaluronidase and repetition of the same regimen

Diagnostic entities	No. of patients	CR	PR	NC	Subj.	Prog.
Myeloma	23	1[a]	4	–	17	1
Morbus Hodgkin	9	2	3	1	2	1
NHL high-grade	14	4	5	3	–	2
NHL low-grade	4	–	2	1	–	1
Mammary carcinoma	14	2	5	4	–	3
Squamous cell, head and neck carcinoma	15	7	3	3	–	2
Colorectal carcinoma	16	–	5	7	–	4

[a]Local myeloma.

Chemophase Addresses Key Limitations of Bovine Enzyme

Halozyme Therapeutics, Inc.

- No immunogenicity to bovine proteins
- Greater systemic bioavailability
- More scalable manufacturing process

Chemophase Market Opportunity

Halozyme Therapeutics, Inc.

- Market for cancer biologics (e.g., Herceptin for breast cancer, Rituxan for Non-Hodgkin's Lymphoma) was approximately $8 billion in 2000, expected to grow to nearly $20 billion by 2005
- Cytostatic cancer agents alone expected to reach $4 billion in sales by 2004
- Closest solid tumor chemoadjuvant analog, Neupogen, had $1.4 billion sales in 2002

Source: McKinsey (2000); Lehman Brothers (2001); company analysis

Halozyme Therapeutics, Inc.

Strategic Roadmap with Multiple Growth Horizons



Value
Horizon 1
Build core competence in rHuPH20 enzyme commercialization
Horizon 2
Build momentum through drug delivery platform
Horizon 3
Develop and/or acquire other pipeline products
0
2-3
Time (years)
5
10
3 Horizons pursued in parallel

Primary product focus

Near-term products	Longer-term products	Pipeline
• Cumulase™ • Enhanze™ SC	• Chemophase™ • Other Enhanze™ Technology products	• Other therapeutic enzymes (HTI-101, HTI-201, HTI-401)

Milestone-Driven, Capital-Efficient Business Model



Milestones
Master cell banking
Cell line engineering
rHuPH20 purification/validation
Cumulase lot release
Manufacturing and fill/finish
Enhanze SC lot release
510(k) approval
Product launch
Near-term products
Cumulase – IVF 510(k) process
Sales and marketing
Enhanze SC Product Development
NDA subm. & review
Primate POC
Pharma kin/ADME
Animal tox
CMC
Longer-term product
Chemophase Preclinical Development
Phase I/II
IND
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2003
2004
2005

Company Highlights

Halozyme Therapeutics, Inc.

- **Versatile human synthetic enzyme** (rHuPH20) targeting multiple validated therapeutic markets as a medical device, drug enhancement agent, and therapeutic biologic
- **Product-focused biotechnology company** with efficient, scalable manufacturing process and two near-term clinical product launches
  - 510(k) filing and clearance in 4Q04 for Cumulase™
  - NDA filing in 1Q05 for Enhanze™ SC
- **Robust pipeline** with a wide range of therapeutic indications in infertility (Cumulase™), ophthalmology (Enhanze™ SC), and oncology (Chemophase™)
- **Well-protected IP** with 6 issued and 4 pending U.S. and worldwide patents extending until 2024
- **Capital-efficient business model** that combines a near-term commercialization strategy with a higher growth, breakthrough cancer product opportunity
- **Experienced management team** bolstered by world-class advisors

Halozyme Therapeutics, Inc.

Focus on Enhanced and Innovative Recombinant Human Enzymes